UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 27, 2009 (July 23, 2009)
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1844 Ferry Road
Naperville, Illinois 60563-9600
 (Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   On July 23, 2009, the Compensation Committee of the Board of Directors of Nicor Inc. (the “Company”) approved revisions to certain employee deferred compensation arrangements in response to the enactment of Section 457A of the Internal Revenue Code (“Section 457A”).  Certain compensation deferrals by, or available to, employees of the Company’s subsidiary, Tropical Shipping and Construction Company Limited (“Tropical Shipping”), under these deferred compensation arrangements will not have the federal income tax consequences for these employees that were expected before Section 457A was enacted.  Among the employees affected is Rick Murrell, the Chairman and President of Tropical Shipping and a named executive officer of the Company. The revisions, which have an immaterial financial impact for the Company, are intended to (i) preserve federal income tax deferral benefits for existing deferred compensation for participating Tropical Shipping employees to the extent allowed under Section 457A and (ii) terminate future participation by Tropical Shipping employees in deferred compensation plans that will no longer serve as effective tax deferral arrangements for these employees. In addition, as consideration for revising the terms of certain of his existing deferred compensation awards to conform with Section 457A, Mr. Murrell was granted additional restricted stock units and performance cash units under the Company’s Long Term Incentive Plan and an increase in targeted awards under the Tropical Shipping Company Long-Term Performance Incentive Plan.

Specifically, the Company’s Compensation Committee terminated the Birdsall, Inc. Supplemental Savings Plan and approved the following documents:

(i)	Second Amendment to Nicor Inc. Stock Deferral Plan (as in effect on October 3, 2004 for Pre-2005 benefits);
(ii)	First Amendment to Nicor Inc. Stock Deferral Plan (as Amended and Restated for Post-2004 Benefits);
(iii)	Second Amendment to Nicor Inc. 2006 Long Term Incentive Plan;
(iv)	First Amendment to Nicor Inc. 2008 Long-Term Incentive Program;
(v)	First Amendment to Nicor Inc. 2009 Long-Term Incentive Program;
(vi)	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan Restricted Stock Unit Agreement dated March 27, 2008 between Nicor Inc. and Rick Murrell;
(vii)	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan Restricted Stock Unit Agreement dated March 26, 2009 between Nicor Inc. and Rick Murrell;
(viii)	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan Performance Cash Unit Agreement dated March 27, 2008 between Nicor Inc. and Rick Murrell;
(ix)	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan Performance Cash Unit Agreement dated March 26, 2009 between Nicor Inc. and Rick Murrell;
(x)	First Amendment to Tropical Shipping Company Long-Term Performance Incentive Plan; and
(xi)	First Amendment to Tropical Shipping Company Annual Incentive Compensation Plan.

A copy of each of the foregoing documents is filed as an exhibit to this report and the terms of each are incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d)           Exhibits

  Exhibit
Number              Description of Document

10.01	Second Amendment to Nicor Inc. Stock Deferral Plan (as in effect on October 3, 2004 for Pre-2005 benefits);
10.02	First Amendment to Nicor Inc. Stock Deferral Plan (as Amended and Restated for Post-2004 Benefits);
10.03	Second Amendment to Nicor Inc. 2006 Long Term Incentive Plan;
10.04	First Amendment to Nicor Inc. 2008 Long Term Incentive Program;
10.05	First Amendment to Nicor Inc. 2009 Long Term Incentive Program;
10.06	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan Restricted Stock Unit Agreement dated March 27, 2008 between Nicor Inc. and Rick Murrell;
10.07	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan Restricted Stock Unit Agreement dated March 26, 2009 between Nicor Inc. and Rick Murrell;
10.08	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan Performance Cash Unit Agreement dated March 27, 2008 between Nicor Inc. and Rick Murrell;
10.09	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan Performance Cash Unit Agreement dated March 26, 2009 between Nicor Inc. and Rick Murrell;
10.10	First Amendment to Tropical Shipping Company Long-Term Performance Incentive Plan; and
10.11	First Amendment to Tropical Shipping Company Annual Incentive Compensation Plan.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    Nicor Inc.

Date             July 27, 2009                                                        /s/ KAREN K. PEPPING
                                            Karen K. Pepping
                    Vice President and Controller
                    (Principal Accounting Officer and
                                                            Duly Authorized Officer)

Exhibit Index

  Exhibit
Number              Description of Document

10.01	Second Amendment to Nicor Inc. Stock Deferral Plan (as in effect on October 3, 2004 for Pre-2005 benefits);
10.02	First Amendment to Nicor Inc. Stock Deferral Plan (as Amended and Restated for Post-2004 Benefits);
10.03	Second Amendment to Nicor Inc. 2006 Long Term Incentive Plan;
10.04	First Amendment to Nicor Inc. 2008 Long Term Incentive Program;
10.05	First Amendment to Nicor Inc. 2009 Long Term Incentive Program;
10.06	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan Restricted Stock Unit Agreement dated March 27, 2008 between Nicor Inc. and Rick Murrell;
10.07	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan Restricted Stock Unit Agreement dated March 26, 2009 between Nicor Inc. and Rick Murrell;
10.08	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan Performance Cash Unit Agreement dated March 27, 2008 between Nicor Inc. and Rick Murrell;
10.09	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan Performance Cash Unit Agreement dated March 26, 2009 between Nicor Inc. and Rick Murrell;
10.10	First Amendment to Tropical Shipping Company Long-Term Performance Incentive Plan; and
10.11	First Amendment to Tropical Shipping Company Annual Incentive Compensation Plan.